UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 23, 2018

TCF FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10253 (Commission File Number)	41-1591444 (IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693
(Address of principal executive offices, including Zip Code)

(952) 745-2760
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Retirement of James M. Ramstad
On April 23, 2018, James M. Ramstad notified TCF Financial Corporation (“TCF” or the “Company”) that he will retire from TCF’s Board of Directors effective May 2, 2018.
Amended and Restated TCF Financial 2015 Omnibus Incentive Plan
On April 25, 2018, at the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) of TCF, stockholders approved an amended and restated TCF Financial 2015 Omnibus Incentive Plan (the “Omnibus Plan”) to increase the number of shares authorized for issuance under the Omnibus Plan by 4 million shares. The increase in shares under the Omnibus Plan was previously approved by the Board of Directors of TCF in January 2018 subject to stockholder approval.
A more detailed description of the Amended and Restated TCF Financial 2015 Omnibus Incentive Plan can be found in the 2018 Proxy Statement. A copy of the Amended and Restated TCF Financial 2015 Omnibus Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Amended and Restated Directors Stock Grant Program
Stockholders also approved an amended and restated Directors Stock Grant Program at the 2018 Annual Meeting which (i) increases the value of the annual grant of time-vesting restricted stock to each Director from $45,000 to $55,000, (ii) makes a one-time true-up grant of time-vesting restricted stock valued at $10,000 to each Director on May 1, 2018 after the approval of the Amended and Restated Directors Stock Grant Program by the stockholders at the 2018 Annual Meeting, and (iii) makes other technical and clarifying changes. Additionally, the term of the Directors Stock Grant Program was extended from April 25, 2022 to April 25, 2028. The Amended and Restated Directors Stock Grant Program was previously approved by the Board of Directors of TCF in January 2018 subject to stockholder approval.
A more detailed description of the Amended and Restated Directors Stock Grant Program can be found in the 2018 Proxy Statement. A copy of the Amended and Restated Directors Stock Grant Program is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Craig R. Dahl Employment Agreement

On April 25, 2018, TCF entered into an Employment Agreement with Craig R. Dahl, the Company’s Chief Executive Officer (the “Employment Agreement”). The Employment Agreement supersedes Mr. Dahl’s current employment agreement with TCF and will continue through December 31, 2020; provided that if a Change in Control takes place during the term of the Employment Agreement, the Employment Agreement will terminate on the later of December 31, 2020 or twenty-four months after the date of the Change in Control. Pursuant to the Employment Agreement, Mr. Dahl is entitled to receive an annual salary of at least $927,000 and severance benefits as set forth below.

Upon a termination by TCF without Cause or by Mr. Dahl for Good Reason, Mr. Dahl would be entitled to receive a lump sum payment equal to two and one-half times his base salary unless the termination took place on or after the date which is six months prior to a Change in Control, in which case Mr. Dahl would be entitled to receive a lump sum payment equal to two and one-half times the sum of his base salary and annual bonus (which for purposes of this formula shall be equal to 100% of Mr. Dahl’s base salary). In addition, if Mr. Dahl’s employment is terminated by TCF without Cause or by Mr. Dahl for Good Reason and such termination occurs after the end of the Company’s fiscal year but prior to the payment of any annual cash incentive applicable to such fiscal year, TCF shall pay Mr. Dahl the annual incentive earned under such incentive program when such amounts are paid to other participants in the program.

At Mr. Dahl’s election, TCF will pay the monthly premiums for COBRA coverage for up to 12 months following a termination by the Company without Cause or by Mr. Dahl for Good Reason. “Cause,” “Good Reason,” and “Change in Control” have the meanings provided in the Employment Agreement. The foregoing description of the agreement is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders
The following is a brief description of each matter voted on at the 2018 Annual Meeting and the number of votes cast for, withheld, or against, as well as the number of abstentions and broker non-votes for each proposal.

		For	Withheld	Broker Non-Votes
1.	Election of Directors
	Peter Bell	138,090,106	1,142,248	10,747,869
	William F. Bieber	137,288,862	1,943,492	10,747,869
	Theodore J. Bigos	138,305,081	927,273	10,747,869
	Craig R. Dahl	135,178,482	4,053,872	10,747,869
	Karen L. Grandstrand	138,735,364	496,990	10,747,869
	Thomas F. Jasper	135,302,159	3,930,195	10,747,869
	George G. Johnson	136,073,817	3,158,537	10,747,869
	Richard H. King	138,293,208	939,146	10,747,869
	Vance K. Opperman	136,097,280	3,135,074	10,747,869
	James M. Ramstad	138,670,451	561,903	10,747,869
	Roger J. Sit	138,716,893	515,461	10,747,869
	Julie H. Sullivan	138,407,831	824,523	10,747,869
	Barry N. Winslow	137,963,440	1,268,914	10,747,869

		For	Against	Abstentions	Broker Non-Votes
2.	Approve an amended and restated TCF Financial 2015 Omnibus Incentive Plan to increase the number of shares available under the plan by 4 million shares	131,661,887	7,384,740	185,727	10,747,869

3.	Approve an amended and restated Directors Stock Grant Program to increase the value of the annual grant of restricted stock to $55,000	135,866,958	3,218,476	146,920	10,747,869

4.	Advisory (Non-binding) Vote to Approve Executive Compensation	131,993,301	7,038,331	200,722	10,747,869

5.	Advisory (Non-binding) Vote to Ratify the Appointment of KPMG LLP as Independent Registered Public Accountants for the Fiscal Year Ending December 31, 2018	145,426,134	4,473,072	81,017	—

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
10.1	Amended Restated TCF Financial 2015 Omnibus Incentive Plan
10.2	Amended and Restated Directors Stock Grant Program
10.3	Employment Agreement between Craig R. Dahl and TCF Financial Corporation, effective as of April 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ Craig R. Dahl
Craig R. Dahl, Chairman, President and Chief Executive Officer (Principal Executive Officer)

/s/ Brian W. Maass
Brian W. Maass, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Susan D. Bode
Susan D. Bode, Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated:  April 27, 2018